UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2006

                      IN VERITAS MEDICAL DIAGNOSTICS, INC.
               (Exact name of registrant as specified in charter)



       Colorado                      000-49972              84-15719760
------------------------          ----------------      ------------------
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)          Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: 011-44-1463-667347

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                              (212) 930-9700 (212)
                                 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operation

Item 1.01 Entry Into A Material Definitive Agreement

On May 5, 2006, In Veritas Medical Diagnostics, Inc. ("In Veritas" or the "Company") completed the sale of a percentage of future royalties pursuant to a Royalty Participation Agreement (the "Agreement") with The Rubin Family Irrevocable Stock Trust (the "Investor").

The royalties to be paid pursuant to the Agreement are derived from a license agreement with Inverness Medical Innovations, Inc. (the "IMI Agreement") pursuant to which the Company will receive royalties from the sale of a prothrombin blood clotting measuring device (the "IMI Royalties).

Pursuant to the Agreement, the Company received a sum of $250,000 in exchange for 5.56% of the future IMI Royalties received by the Company, subject to the terms and conditions set forth in the Agreement (the "Royalty Payments"). The Royalty Payments shall be paid to the Investor within 15 days of the end of the month in which the Company receives future IMI Royalties.

The Company shall have the option to terminate the Agreement at any time, without penalty, by making a lump sum payment to the Investor equal to 300% of the funds received from the Investor pursuant to the Agreement, less an amount equal to the difference between (x) the Royalty Payments made to and received by the Investor and (y) $250,000.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

10.1 Royalty Participation Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      IN VERITAS MEDICAL DIAGNOSTICS, INC.





Date:  May 11, 2006                       /s/ John Fuller
                                          ---------------
                                          John Fuller
                                          President and Chief Executive Officer